                         TRANS FINANCIAL BANCORP, INC.

                           ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 1993


                                   EXHIBIT 99

   ANNUAL REPORT ON FORM 11-K FOR THE TRANS FINANCIAL BANCORP SAVINGS
                               INVESTMENT PLAN

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 11-K


 Annual Report Pursuant to Section 15(d) of The Securities Exchange Act of 1934




  For the fiscal year ended December 31, 1993     Commission File Number 0-13030




                TRANS FINANCIAL BANCORP SAVINGS INVESTMENT PLAN
                -----------------------------------------------
                              (Exact name of plan)





                         TRANS FINANCIAL BANCORP, INC.
                      ------------------------------------
                      (Exact name of issuer of securities)

                              500 East Main Street
                            Bowling Green, KY  42101

                                                                      EXHIBIT 99

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                       Financial Statements and Schedules

                           December 31, 1993 and 1992

                   With Independent Auditors' Report Thereon

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                  Index to Financial Statements and Schedules

                                                                                                                    Page(s)
                                                                                                                    -------
Independent Auditors' Report                                                                                          68

Statements of Net Assets Available for Benefits - Combined Funds,
  as of December 31, 1993 and 1992                                                                                    69

Statements of Changes in Net Assets Available for Benefits - Combined Funds,
  for the years ended December 31, 1993 and 1992                                                                      70

Statements of Net Assets Available for Benefits - Employer Stock Fund,
  as of December 31, 1993 and 1992                                                                                    71

Statements of Changes in Net Assets Available for Benefits - Employer Stock
  Fund, for the years ended December 31, 1993 and 1992                                                                72

Statements of Net Assets Available for Benefits - Growth Equity Funds,
  as of December 31, 1993 and 1992                                                                                    73

Statements of Changes in Net Assets Available for Benefits - Growth Equity
  Fund, for the years ended December 31, 1993 and 1992                                                                74

Statements of Net Assets Available for Benefits - Bond Fund,
  as of December 31, 1993 and 1992                                                                                    75

Statements of Changes in Net Assets Available for Benefits - Bond
  Fund, for the years ended December 31, 1993 and 1992                                                                76

Statements of Net Assets Available for Benefits - Guaranteed Investment
  Contract Fund, as of December 31, 1993 and 1992                                                                     77

Statements of Changes in Net Assets Available for Benefits - Guaranteed
  Investment Contract Fund, for the years ended December 31, 1993 and 1992                                            78

Notes to Financial Statements                                                                                       79 - 83

                                                                                                                   Schedule
                                                                                                                   --------

Item 27a - Schedule of Assets Held for Investment Purposes -
  December 31, 1993                                                                                                    A

Item 27d - Schedule of Reportable Transactions - Year ended
  December 31, 1993                                                                                                    D


Other schedules as required by Items 27(b), (c), (e) and (f) of Form 5500 have been omitted because they are not applicable.

                         Independent Auditors' Report




The Plan Committee
Trans Financial Bancorp
  Savings Investment Plan:



We have audited the financial statements of the Trans Financial Bancorp Savings Investment Plan (Plan) as of December 31, 1993 and 1992, and for the years then ended, as listed in the accompanying index. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Trans Financial Bancorp Savings Investment Plan as of December 31, 1993 and 1992, and the changes in net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of Assets Held for Investment Purposes and Reportable Transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Louisville, Kentucky
March 11, 1994

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                      Statements of Net Assets Available
                         for Benefits - Combined Funds



                                                                        December 31
                                                                        -----------
          Assets                                                   1993             1992
          ------                                                   ----             ----
Investments, at fair value (note 4):
    Common stock of Trans Financial Bancorp, Inc.              $4,224,331       $3,188,934
    Common trust funds                                          1,621,468        1,560,735
                                                                ---------        ---------
                                                                5,845,799        4,749,669

Accrued interest and dividends receivable                          32,953           23,920
Due from Trans Financial Bancorp, Inc.
  Employee Stock Ownership Plan                                      -                 356
Due from Plan Trustee                                                -                 584
Contribution receivable from employers                              4,082           87,132
                                                                ---------        ---------

Total assets                                                    5,882,834        4,861,661
                                                                ---------        ---------

          Liabilities
          -----------

Total liabilities                                                    -                -
                                                                ---------        ---------

Net assets available for benefits                              $5,882,834       $4,861,661
                                                                =========        =========


See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                 Statements of Changes in Net Assets Available
                         for Benefits - Combined Funds


                                                                                            Year ended
                                                                                           December 31
                                                                                     -------------------------
                                                                                         1993            1992
                                                                                         ----            ----
Additions to net assets attributed to:
  Investment income:
    Dividends on Trans Financial Bancorp,
      Inc. common stock                                                            $  118,431       $   91,326
    Common trust fund distributions                                                    44,355           29,278
                                                                                    ---------        ---------
                                                                                      162,786          120,604
    Net appreciation in fair value of investments (note 4)                            225,470          707,024
                                                                                    ---------        ---------
                                                                                      388,256          827,628
                                                                                    ---------        ---------
  Contributions:
    Participants                                                                      522,945          303,793
    Employers                                                                         350,163          213,984
                                                                                    ---------        ---------
                                                                                      873,108          517,777
                                                                                    ---------        ---------
              Total additions                                                       1,261,364        1,345,405
                                                                                    ---------        ---------

Deductions from net assets attributed to:
  Benefits paid to participants                                                      (217,759)        (235,421)
  Administrative fees                                                                 (22,432)         (18,332)
                                                                                    ---------        ---------
              Total deductions                                                       (240,191)        (253,753)
                                                                                    ---------        ---------

              Net increase                                                          1,021,173        1,091,652

Net assets available for benefits at beginning of year                              4,861,661        3,770,009
                                                                                    ---------        ---------

Net assets available for benefits at end of year                                   $5,882,834       $4,861,661
                                                                                    =========        =========



See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                      Statements of Net Assets Available
                      for Benefits - Employer Stock Fund



                                                                                   December 31
                                                                                   -----------
                ASSETS                                                         1993            1992
                ------                                                         ----            ----
Investments, at fair value (note 4):
    Common stock of Trans Financial Bancorp, Inc.                         $4,224,331       $3,188,934
    Common trust fund                                                         22,306           33,516
                                                                           ---------        ---------
                                                                           4,246,637        3,222,450

Accrued interest and dividends receivable                                     31,613           23,517
Due from Trans Financial Bancorp, Inc.
  Employee Stock Ownership Plan                                                 -                 356
Due from Plan Trustee                                                           -                 584
Contribution receivable from (payable to) employers                           (5,944)          81,365
                                                                           ---------        ---------

Total assets                                                               4,272,306        3,328,272
                                                                           ---------        ---------

                Liabilities
                -----------

Due to Growth Equity Fund                                                       -                 130
Due to Bond Fund                                                                -                  85
Due to Guaranteed Investment Contract Fund                                     4,003            -
                                                                           ---------        ---------

Total liabilities                                                              4,003              215

                                                                           ---------        ---------

Net assets available for benefits                                         $4,268,303       $3,328,057
                                                                           =========        =========


See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                Statements of Changes in Net Assets Available
                        for Benefits - Employer Stock Fund



                                                                                      Year ended
                                                                                     December 31
                                                                              -------------------------
                                                                                1993               1992
                                                                                ----               ----
Additions to net assets attributed to:
  Investment income:
    Dividends on Trans Financial Bancorp, Inc.
      common stock                                                           $  118,431       $   91,326
    Common trust fund distributions                                               2,148            2,282
                                                                              ---------        ---------
                                                                                120,579           93,608
    Net appreciation in fair value of investments (note 4)                      176,429          647,185
                                                                              ---------        ---------
                                                                                297,008          740,793
                                                                              ---------        ---------
  Contributions:
    Participants                                                                293,352          172,066
    Employers                                                                   350,163          213,984
                                                                              ---------        ---------
                                                                                643,515          386,050
                                                                              ---------        ---------
              Total additions                                                   940,523        1,126,843
                                                                              ---------        ---------

Deductions from net assets attributed to:
  Benefits paid to participants                                                (103,748)        (117,772)
  Administrative fees                                                           (15,728)         (11,153)
                                                                              ---------        ---------
              Total deductions                                                 (119,476)        (128,925)
                                                                              ---------        ---------

Participant election transfers                                                  119,199           56,110
                                                                              ---------        ---------

              Net increase                                                      940,246        1,054,028

Net assets available for benefits at beginning of year                        3,328,057        2,274,029
                                                                              ---------        ---------

Net assets available for benefits at end of year                             $4,268,303       $3,328,057
                                                                              =========        =========

See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                      Statements of Net Assets Available
                      for Benefits - Growth Equity Fund




                                                                                               December 31
                                                                                               -----------
                    Assets                                                                 1993             1992
                    ------                                                                 ----             ----

Investments, at fair value - Common trust funds (note 4)                                $838,733         $821,500
Accrued interest receivable                                                                  658               22
Due from Employer Stock Fund                                                                -                 130
Contribution receivable from employers                                                     5,696            3,361
                                                                                         -------          -------

Total assets                                                                             845,087          825,013
                                                                                         -------          -------

                    Liabilities
                    -----------

Total liabilities                                                                           -                -
                                                                                         -------          -------
Net assets available for benefits                                                       $845,087         $825,013
                                                                                         =======          =======


See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                Statements of Changes in Net Assets Available
                      for Benefits - Growth Equity Fund


                                                                                     Year ended
                                                                                    December 31
                                                                              -------------------------
                                                                                1993             1992
                                                                                ----             ----
Additions to net assets attributed to:
  Investment income:
    Common trust fund distributions                                           $ 16,568         $    816
    Net appreciation in fair value of investments (note 4)                      25,540           40,644
                                                                               -------          -------
                                                                                42,108           41,460
                                                                               -------          -------

  Contributions - participants                                                 124,923           75,245
                                                                               -------          -------
             Total additions                                                   167,031          116,705
                                                                               -------          -------


Deductions from net assets attributed to:
  Benefits paid to participants                                                (74,391)         (84,003)
  Administrative fees                                                           (3,362)          (3,614)
                                                                               -------          -------
             Total deductions                                                  (77,753)         (87,617)
                                                                               -------          -------

Participant election transfers                                                 (69,204)         (12,758)
                                                                               -------          -------

             Net increase                                                       20,074           16,330

Net assets available for benefits at beginning of year                         825,013          808,683
                                                                               -------          -------

Net assets available for benefits at end of year                              $845,087         $825,013
                                                                               =======          =======

See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                      Statements of Net Assets Available
                           for Benefits - Bond Fund





                                                                             December 31
                                                                             -----------
                     Assets                                             1993             1992
                     ------                                             ----             ----

Investments, at fair value - Common trust funds (note 4)             $331,875         $277,386
Accrued interest receivable                                               206               13
Due from Employer Stock Fund                                             -                  85
Contribution receivable from employers                                  2,578            1,562
                                                                      -------          -------
Total assets                                                          334,659          279,046
                                                                      -------          -------


                     Liabilities
                     -----------

Total liabilities                                                        -                -
                                                                      -------          -------

Net assets available for benefits                                    $334,659         $279,046
                                                                      =======          =======



See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                 Statements of Changes in Net Assets Available
                           for Benefits - Bond Fund



                                                                                       Year ended
                                                                                       December 31
                                                                               --------------------------
                                                                                 1993                1992
                                                                                 ----                ----
Additions to net assets attributed to:
  Investment income:
    Common trust fund distributions                                            $ 23,783          $ 19,737
    Net appreciation in fair value of investments (note 4)                        3,200             1,034
                                                                                -------           -------
                                                                                 26,983            20,771
                                                                                -------           -------

  Contributions - participants                                                   64,773            34,242
                                                                                -------           -------
           Total additions                                                       91,756            55,013
                                                                                -------           -------
  Deductions from net assets attributed to:
    Benefits paid to participants                                                (6,498)          (18,396)
    Administrative fees                                                          (1,444)           (1,477)
                                                                                -------           -------
           Total deductions                                                      (7,942)          (19,873)
                                                                                -------           -------

  Participant election transfers                                                (28,201)          (30,733)
                                                                                -------           -------

           Net increase                                                          55,613             4,407

  Net assets available for benefits at beginning of year                        279,046           274,639
                                                                                -------           -------

  Net assets available for benefits at end of year                             $334,659          $279,046
                                                                                =======           =======



See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                      Statements of Net Assets Available
              for Benefits - Guaranteed Investment Contract Fund





                                                                                    December 31
                                                                                    -----------
           Assets                                                             1993             1992
           ------                                                             ----             ----
Investments, at fair value - Common trust funds (note 4)                   $428,554         $428,333
Accrued interest receivable                                                     476              368
Due from Employer Stock Fund                                                  4,003             -
Contribution receivable from employers                                        1,752              844
                                                                            -------          -------

Total assets                                                                434,785          429,545
                                                                            -------          -------

           Liabilities
           -----------

Total liabilities                                                              -                -
                                                                            -------          -------

Net assets available for benefits                                          $434,785         $429,545
                                                                            =======          =======


See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                Statements of Changes in Net Assets Available
               for Benefits Guaranteed Investment Contract Fund


                                                                      Year ended
                                                                      December 31
                                                                ------------------------
                                                                1993               1992
                                                                ----               ----
Additions to net assets attributed to:
   Investment income:
     Common trust fund distributions                            $  1,856         $  6,443
     Net appreciation in fair value of investments (note 4)       20,301           18,161
                                                                 -------          -------
                                                                  22,157           24,604
                                                                 -------          -------

   Contributions - participants                                   39,897           22,240
                                                                 -------          -------
        Total additions                                           62,054           46,844
                                                                 -------          -------
Deductions from net assets attributed to:
   Benefits paid to participants                                 (33,122)         (15,250)
   Administrative fees                                            (1,898)          (2,088)
                                                                 -------          -------

        Total deductions                                         (35,020)         (17,338)
                                                                 -------          -------

Participant election transfers                                   (21,794)         (12,619)
                                                                 -------          -------

        Net increase                                               5,240           16,887

Net assets available for benefits at beginning of year           429,545          412,658
                                                                 -------          -------

Net assets available for benefits at end of year                $434,785         $429,545
                                                                 =======          =======



See accompanying notes to financial statements.

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN
                         Notes to Financial Statements
                           December 31, 1993 and 1992



(1)  Information About the Plan and Accounting Principles

     The accompanying financial statements have been prepared on the accrual basis of accounting. Certain prior year amounts have been reclassified to conform with 1993 presentations.

     The Trans Financial Bancorp Savings Investment Plan (Plan) is a profit sharing thrift plan which is intended to meet the requirements of
       Section 401(k) and related provisions of the Internal Revenue Code of 1986. The Plan is self-administered by Trans Financial Bancorp, Inc. (the Corporation) through a Plan Committee. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     Assets of the Plan are valued at fair value based on quoted market prices, if available. Investments in common trust funds are valued at withdrawal value from the fund. The specific identification cost basis is used in determining the cost of investment securities sold.

(2)  Participants and Eligibility

     The Plan is a pooled fund of assets for participating employees of Trans
       Financial Bancorp, Inc., Trans Financial Bank, N.A., Trans Financial Bank, F.S.B. and Trans Financial Bank of Tennessee, F.S.B.

     Participation in the Plan is open to any employee of the Corporation and its subsidiaries who is not a member of a collective bargaining unit, who is at least 21 years of age and who has completed at least six months of employment starting with his or her first hour of service (as defined in the Plan). An employee will be admitted to participation in the Plan as of the earliest January 1 or July 1 after the employee has met these requirements. Transfer of employment from one company to another company, within the Corporation, will not be deemed an interruption in employment. If an employee leaves the Corporation as a Plan participant and is later rehired, the employee will come back into the Plan immediately. Employees who are covered by a collective bargaining agreement may not join the Plan until membership has been negotiated and agreed to in writing.

     Executive officers and diretors of the Corporation who are also employed in the subsidiaries of the Corporation are, like all other employees of the participating employers, eligible to participate in the Plan. On December 31, 1993, the participating employers had 530 full and part-time employees, each of whom will be eligible to participate in the Plan upon their completion of the eligibility requirements described above.

(3)  Income Tax Status

     On July 11, 1989, the Trans Financial Bancorp Savings Investment Plan
       received a favorable determination letter from the Internal
       Revenue Service and as such, the Plan is exempt from Federal income tax, and amounts contributed by the employers as well as dividends, interest or gains realized by the Plan are not taxed to the employee until a
       distribution from the Plan is made.   In addition, any shares of the
       Corporation's common stock distributed to an employee upon termination of employment are not taxed to the employee until the time of disposition of such shares.





                                                                     (Continued)

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                         Notes to Financial Statements


(4)  Investments

     Investments of the Plan are summarized as follows:

                                                                                      December 31
                                                                             -----------------------------
                                                                                1993               1992
                                                                                ----               ----
                                                                             Fair Value         Fair Value
                                                                             ----------         ----------
     Investments with fair value determined by quoted
        market price:
            Common stock - Trans Financial Bancorp, Inc.;
               256,020 in 1993 and 157,478 in 1992 (A)                       $4,224,331         $3,188,934
     Investments with fair value determined by withdrawal
        value from common trust funds:
            PNC Institutional Bond Fund                                            -               271,184
            PNC Employee Benefit Trust Growth Equity Fund                          -               812,647
            PNC Guaranteed Investment Contract Fund                                -               334,542
            Employee Benefit Short-Term Investment Fund
               of PNC Bank (A)                                                1,621,468            142,362
                                                                              ---------          ---------
                                                                             $5,845,799         $4,749,669
                                                                              =========          =========

        (A) This investment individually represents 5% or more of the Plan's net assets at December 31, 1993 and 1992.

The investments are summarized by fund as follows:

                                                                                     December 31
                                                                             -----------------------------
                                                                                1993               1992
                                                                                ----               ----
                                                                             Fair Value         Fair Value
                                                                             ----------         ----------
     Employer Stock Fund:
        Common stock - Trans Financial Bancorp, Inc.                         $4,224,331         $3,188,934
        Employee Benefit Short-Term Investment Fund
            of PNC Bank                                                          22,306             33,516
                                                                              ---------          ---------
                                                                              4,246,637          3,222,450
                                                                              ---------          ---------
     Growth Equity Fund:
        PNC Employee Benefit Trust Growth Equity Fund                              -               812,647
        Employee Benefit Short-Term Investment Fund
            of PNC Bank                                                         838,733              8,853
                                                                              ---------          ---------
                                                                                838,733            821,500
                                                                              ---------          ---------
     Bond Fund:
        PNC Institutional Bond Fund                                                -               271,184
        Employee Benefit Short-Term Investment Fund
            of PNC Bank                                                         331,875              6,202
                                                                              ---------          ---------
                                                                                331,875            277,386
                                                                              ---------          ---------
     Guaranteed Investment Contract (GIC) Fund:
        PNC Guaranteed Investment Contract Fund                                    -               334,542
        Employee Benefit Short-Term Investment Fund
            of PNC Bank                                                         428,554             93,791
                                                                              ---------          ---------
                                                                                428,554            428,333
                                                                              ---------          ---------

                                                                             $5,845,799         $4,749,669
                                                                              =========          =========

                                                                                               (Continued)


                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                         Notes to Financial Statements

(4)  Investments (Continued)

     During 1993 and 1992, the Plan's investments (including investments bought, sold and held) appreciated in value as follows. The appreciation indicated for individual funds is attributed to the investment type for each fund as previously indicated.

                                                      Employer      Growth
                                                        Stock       Equity     Bond          GIC         Combined
                                                        Fund         Fund      Fund          Fund          Funds
                                                      --------      ------     -----         ----        --------
Appreciation for the year - 1993                      $176,429     $25,540    $3,200       $20,301      $225,470
                                                       =======      ======     =====        ======       =======
Appreciation for the year - 1992                      $647,185     $40,644    $1,034       $18,161      $707,024
                                                       =======      ======     =====        ======       =======

(5)  Investment Programs, Contributions to the Plan, and Benefit Payments

     Participants' Contributions

     Upon enrollment or re-enrollment, each participant shall direct that their contributions be invested in one or more of the following investment options with a division of investment options permitted in increments of 25%, such that the total equals 100%. Participants are immediately 100% vested in their voluntary contributions.

     -  Employer Stock Fund

        Primarily invested in common stock of the Corporation.

     -  Growth Equity Fund

        Primarily invested in high quality, well diversified, large capitalization stocks, or common trust funds investing in similar securities.

     -  Bond Fund

        Primarily invested in high quality corporate and United States Government securities with maturities of ten years or less, or common trust funds investing in similar securities.

     -  Guaranteed Investment Contract Fund

        Primarily invested in guaranteed investment contracts offered by large, top performing insurance companies, with maturities staggered within five years, or common trust funds investing in similar securities.

      Participants may revise the direction of their contributions on January 1 or July 1 of any year. Participants may contribute up to 10% of their salary, to a maximum of $8,994 in 1993, to the Plan.




                                                                     (Continued)

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                         Notes to Financial Statements


(5) Investment Programs, Contributions to the Plan, and Benefit Payments (Continued)

       Employer Contributions

       Participating employers match employee contributions up to 4% of the employee's salary. Participating employer contributions are invested, to the extent possible, in the Employer Stock Fund. Employees have a vested interest in the participating employers' matching contribution in accordance with the following schedule:

         Years                                         Vested
       of service                                    percentage
       ----------                                    ----------
       Less than 2                                        0%
       2 but less than 3                                 20%
       3 but less than 4                                 40%
       4 but less than 5                                 60%
       5 but less than 6                                 80%
       6 or more                                        100%

       Employer contributions, earnings and other changes in assets of the Plan are allocated to participants' accounts as of June 30 and December 31 of each year. Plan earnings are allocated to each participant's account based on the participant's account balance in proportion to the total balances of all participants in the Plan.

       Benefit Payments

       Upon termination of service, a participant may elect to receive the value of their account in a lump-sum distribution or periodic payments over a period not to exceed the life expectancy of the participant or their beneficiary.

       The number of participants in each fund was as follows:

                                                         December 31
                                                    --------------------
                                                    1993            1992
                                                    ----            ----
      Employer Stock Fund                           248              153
      Growth Equity Fund                            191              132
      Bond Fund                                     133               85
      GIC Fund                                       99               93
                                                    ===              ===

       The total number of participants in the Plan was less than the sum of the number of participants shown above because many were participating in more than one fund.

       Upon termination of employment of a participant who was not fully vested in their employer account, the non-vested portion of their employer account shall be segregated in a separate account until the participant has a period of break in service of five years or they receive a distribution for the vested portion of their accounts, if earlier. If the former participant is not reemployed by the Company or an affiliated company before they have a period of break in service of five years or receives such a distribution, the non-vested portion of their employer account, so segregated, shall be forfeited. Any amounts forfeited shall be applied to reduce Company contributions.

                                                                     (Continued)

                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN

                         Notes to Financial Statements





(6)      Plan Termination

         Although it has not expressed any intent to do so, the Corporation has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974. In the event of Plan termination, participants' balances in all accounts shall immediately vest and become nonforfeitable.

(7)      Reconciliation of Form 5500

         The Department of Labor requires that amounts allocated to accounts of persons who have elected to withdraw from the Plan but have not yet been paid be reported as a liability on Form 5500. Under generally accepted accounting principles, these amounts are not accrued as a liability and are not included in distributions paid. The reconciliation of the net increase in net assets available for benefits for 1993 and 1992 are as follows:

                                                          1993              1992
                                                          ----              ----
       Form 5500, item 32, line i                     $  982,637        $1,027,208
       Reversal of benefits payable included
               in Form 5500:
                  1993                                   167,695             -
                  1992                                  (129,159)          129,159
                  1991                                     -               (64,715)
                                                       ---------         ---------
       Financial statements, net increase             $1,021,173        $1,091,652
                                                       =========         =========


           Item 27a - Schedule of Assets Held for Investment Purposes Employer Identification Number: 61-0156617
                      Plan Year Ending:  December 31, 1993
                               Plan Number:  001

                                                                                             Schedule A
                                                                                             ----------
                            TRANS FINANCIAL BANCORP
                            SAVINGS INVESTMENT PLAN
                                                         Number of
                                                         Shares or                            Current
     Issuer and Description                                Units               Cost           value
     ----------------------                              ---------             -----          -------
EMPLOYER STOCK FUND
- -------------------

*   Trans Financial Bancorp, Inc. - Common Stock         256,020           $2,834,394      $4,224,331
    Employee Benefit Short-Term Investment
       Fund of PNC Bank                                   22,306               22,306          22,306
                                                         =======            ---------       ---------

            Total Employer Stock Fund                                       2,856,700       4,246,637
                                                                            ---------       ---------
GROWTH EQUITY FUND
- ------------------

   Employee Benefit Short-Term Investment
       Fund of PNC Bank                                  838,733              838,733         838,733
                                                         =======            ---------       ---------

            Total Growth Equity Fund                                          838,733         838,733
                                                                            ---------       ---------
BOND FUND
- ---------

   Employee Benefit Short-Term Investment
       Fund of PNC Bank                                  331,875              331,875         331,875
                                                         =======            ---------       ---------
            Total Bond Fund                                                   331,875         331,875
                                                                            ---------       ---------
GUARANTEED INVESTMENT CONTRACT FUND
- -----------------------------------

   Employee Benefit Short-Term Investment
       Fund of PNC Bank                                  428,554              428,554         428,554
                                                         =======            ---------       ---------

            Total Guranteed Investment Contract Fund                          428,554         428,554
                                                                            ---------       ---------

            Total Investments                                              $4,455,862      $5,845,799
                                                                            =========       =========



*  Party-in-interest to the Plan

                 Item 27d - Schedule of Reportable Transactions
                  Employer Identification Number:  61-0156617
                      Plan Year Ending:  December 31, 1993
                               Plan Number:  001


                                                                                                                          Schedule D
                                                                                                                          ----------
                                                       TRANS FINANCIAL BANCORP
                                                       SAVINGS INVESTMENT PLAN


                                                                                                 Current Value of
   Identity of      Description         Purchase          Selling                                    Asset on          Net Gain
 Party Involved      of Asset            Price             Price           Cost of Asset         Transaction Date      or (Loss)
 --------------      --------            -----             -----           -------------         ----------------      ---------
Trans
Financial
Bancorp, Inc.       Common Stock      $  884,873 (15)        -                 884,873               884,873             -
PNC Bank            Employee Benefit
                     Short-Term
                     Investment Fund   2,312,322 (31)        -               2,312,322             2,312,322             -
PNC Bank            Employee Benefit
                     Short-Term
                     Investment Fund        -               833,217 (17)       833,217               833,217             -
PNC Bank            PNC Employee
                     Benefit Trust
                     Growth Equity
                     Fund              1,869,388 (21)        -               1,869,388             1,869,388             -
PNC Bank            PNC Employee
                     Benefit Trust
                     Growth Equity
                     Fund                   -             1,855,639 (10)     1,869,388             1,855,639          (13,749)
PNC Bank            PNC Institutional
                     Bond Fund              -             1,264,841 (4)      1,014,885             1,264,841          249,956
PNC Bank            PNC Guaranteed
                     Investment
                     Contract Fund          -               491,621 (3)        435,191               491,621           56,430


   Amounts in parentheses indicate the number of transactions.